                  Morgan Stanley Municipal Premium Income Trust
                          Item 77(O) 10F-3 Transactions
                        June 1, 2005 - November 30, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Golden  7/28/    -     $104.2 $3,140,  2,000,    0.06%  0.70%   Bear,    Bear
 State    05             2    563,508    000                    Stearn  Stearn
Tobacc                          .25                              s &       s
   o                                                             Co.
Securi                                                          Inc.,
tizati                                                          Citigr
  on                                                             oup,
 Corp                                                           Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.
                                                                 LLC,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                Inc.,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Alamo
                                                                Capita
                                                                  l,
                                                                Great
                                                                Pacifi
                                                                  c
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Stone
                                                                  &
                                                                Youngb
                                                                 erg,
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                 E.J.
                                                                De La
                                                                Rosa &
                                                                 Co.,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Pragor
                                                                  ,
                                                                Sealy
                                                                  &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                 Inc.

                                                                JPMorg
  The                                                            an,
 City   9/14/    -     $105.7 $840,00  2,000,    0.32%  0.71%   Morgan  JPMorg
of New    05             8     0,000     000                    Stanle    an
 York                                                             y,
Genera                                                           M.R.
   l                                                            Beal &
Obliga                                                          Compan
 tion                                                             y,
 Bonds                                                          Lehman
Series                                                          Brothe
 2006F                                                           rs,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Advest
                                                                  ,
                                                                Inc./L
                                                                ebenth
                                                                 al,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                 Inc,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & CO.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                , Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation

                                                                 Banc
 Miami                                                            of     Bank
Intern  10/20    -     $100.0 $600,00  2,000,    0.33%  0.72&   Americ    of
ationa   /05             0     0,000     000                      a     Americ
   l                                                            Securi     a
Airpor                                                           ties
   t                                                             LLC,
Series                                                          Estrad
 2005,                                                            a
 Miami                                                          Hinojo
 Dade                                                            sa &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Guzman
                                                                  &
                                                                Compan
                                                                  y,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Stifel
                                                                  ,
                                                                Nicola
                                                                 us &
                                                                Compan
                                                                  y,
                                                                 Inc.
  NYC   11/2/    -     $96.22 $800,00  7,000,    0.88%  2.51%   Citigr  Citigr
Indust    05                   0,000     000                     oup,     oup
 rial                                                           Merril
Develo                                                            l
 pment                                                          Lynch
Agency                                                          & Co.,
   ,                                                            Goldma
Americ                                                            n,
  an                                                            Sachs
Airlin                                                          & Co.,
  es,                                                            UBS
  JFK                                                           Financ
Series                                                           ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.